EXHIBIT 32.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Interplay Entertainment Corp., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission (the "10-K Report") that:

     (1) the 10-K Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 18, 2006

                                   /S/ HERVE CAEN
                                   -------------------------------
                                   Herve Caen
                                   Chief Executive Officer and
                                   Interim Chief Financial Officer